SUBSEQUENT EVENTS	12 Months Ended
Oct. 31, 2024
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 20 – SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Ordinary Shares Sold for Cash

On November 1, 2024, the Company entered into 20 subscription agreements (each, a “Subscription Agreement”, and collectively, the “Subscription Agreements”) with 20 purchasers (each, a “Purchaser”, and collectively, the “Purchasers”), respectively. Pursuant to the Subscription Agreements the Company sold an aggregate of 5,400,000 shares of its ordinary stock at a purchase price of $1.852 per share to Purchasers. The Company received proceeds of $10,000,000.

Each Subscription Agreement provides that the respective Purchaser is entitled to the following: (i) one demand registration with respect to her purchased shares (such demand registration right will be terminated on the thirty six-month anniversary of the date of the Subscription Agreement), (ii) the right to purchase up to the same number of the Class A Ordinary Shares purchased at a per share price of $1.852, pursuant to an agreement which shall be entered into by the parties in a customary form reasonably acceptable to the parties, until the three-year anniversary of the date of the Subscription Agreement, if the market price of the Class A Ordinary Share, is not lower than $1.852 per share on the exercising date, and (iii) in the event that the Company further issues any Class A Ordinary Shares or any securities convertible into or exercisable for Class A Ordinary Shares in any subsequent financing after the date of the Subscription Agreements and before the first anniversary of the Subscription Agreements, at a price per share (the “New Issuance Price Per Share”) that is lower than the price per share paid by the Purchasers under the Subscription Agreements, the Company shall issue to each Purchaser an additional number of Class A Ordinary Shares such that the effective purchase prices per share paid by the Purchaser shall equal to the New Issuance Price Per Share.

Ordinary Shares Issued for Services

In December 2024, the Company issued 32,000 shares of its Class A ordinary shares pursuant to its 2023 performance incentive plan for services rendered. These shares were valued at $52,160, the fair market value on the grant date using the reported closing share price on the date of grant.

Ordinary Shares Sold for Cash

In January 2025, the Company sold 1,000,000 shares of its Class B Ordinary Share at a purchase price of $2.31 per share, the fair market value on transaction date, to a related party pursuant to a subscription agreement. The Company received proceeds of $2,310,000.

Ordinary Shares Issued Pursuant to Related Party Debt Conversion Agreement

On January 6, 2025, the Company and five related party creditors entered into five agreements pursuant to which the Company settled debts in the aggregate amount of $2,209,575 by issuance of an aggregate of 1,355,568 shares of the Company’s Class A Ordinary Share.